Exhibit 10.21(b)

Typed by: Proofed by: PLEASE SIGN AND RETURN BOTH COPIES. A FULLY EXECUTED COPY WILL BE RETURNED TO YOU. LEASE EXTENSION Date: January 15, 2016 RE:  3870 Del Amo Blvd., #506, Torrance, CA 90503 The undersigned hereby agree to extend that certain lease dated JULY 20, 2009 between 3830 DEL AMO BLVD, LLC and EMMAUS MEDICAL, INC. for One (1) year commencing FEBRUARY 20, 2016 and ending FEBRUARY 19, 2017 at a monthly rent of $1,960.00 payable in advance on the first day of each month. ALL OTHER TERMS AND CONDITIONS OF SAID LEASE WILL REMAIN IN FULL FORCE AND EFFECT AND ARE IN NO WAY AFFECTED BY THIS RENEWAL. LESSEE: EMMAUS MEDICAL, INC. 1/26/2016 BY:                                                DATE:_ Willis C. Lee, C.O.O. LESSOR: 3830 DEL AMO BLVD, LLC   BY: DATE:. Steven P. Fechner, Manager of LLC Please return to: Surf Management, Inc., P.O. Box 3217, Torrance, CA 90510 Phone 310/533-5900